                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into as of
                                          ---------
March 31, 1999, by and among Bain Capital Fund V, L.P. ("Bain Fund V"); Bain
                                                         -----------
Capital Fund V-B, L.P. ("Bain Fund V-B" or "Seller"); BCIP Associates ("BCIP");
                         -------------      ------                      ----
BCIP Trust Associates, L.P. ("BCIP Trust"); Harvard Private Capital Holdings,
                              ----------
Inc. ("Harvard"); Sealy Investors 1, LLC ("SILLC 1"); Sealy Investors 2, LLC
       -------                             -------
("SILLC 2"); Sealy Investors 3, LLC ("SILLC 3"); Randolph Street Partners II
  -------                             -------
("Randolph"); the Management Investors (as herein defined); and Sealy
  --------
Corporation, a Delaware corporation (the "Company").  Harvard, SILLC 1, SILLC 2,
                                          -------
SILLC 3 and the Management Investors are referred to collectively herein as "Buyers". Bain Fund V, BCIP, BCIP Trust and Randolph are referred to
 ------
collectively herein as "Other Stockholders".  Buyers, Other Stockholders, Seller
                        ------------------
and the Company are referred to collectively herein as the "Parties".
                                                            -------

     WHEREAS, as of immediately prior to the execution of this Agreement, Seller has purchased from Zell/Chilmark Fund, L.P. ("Zell") 610,516.1160 shares of
                                              ----
Class A Common (as herein defined), 1,692,368.6105 shares of Class B Common (as herein defined), 67,835.1240 shares of Class L Common (as herein defined) and 188,040.9567 shares of Class M Common (as herein defined) (such shares of Class A Common, Class B Common, Class L Common and Class M Common, the "Bain Fund V-B
                                                                  -------------
Purchase Shares") pursuant to that certain Stock Purchase Agreement, dated as of
---------------
the date hereof (the "Zell Stock Purchase Agreement") among Zell, the Company,
                      -----------------------------
Seller and the Other Stockholders; and

     WHEREAS, Buyers desire to purchase from Seller, and Seller desires to sell to Buyers, the following Bain Fund V-B Purchase Shares: 610,516.1160 shares of Class A Common, 1,122,337.6364 shares of Class B Common, 67,835.1240 shares of Class L Common and 124,704.1818 shares of Class M Common (such shares of Class A Common, Class B Common, Class L Common and Class M Common, the "Purchase
                                                                --------
Shares);

     WHEREAS, pursuant to Section 3(a) of this Agreement, as of immediately after the Closing (as herein defined), SILLC 1 is converting (x) 149,768 of the shares of Class A Common owned by SILLC 1 into 149,768 shares of Class B Common and (y) 34,190 of the shares of Class L Common owned by SILLC 1 into 34,190 shares of Class M Common;

     WHEREAS, pursuant to Section 3(b) of this Agreement, as of immediately after the Closing, SILLC 2 is converting (x) 149,768 of the shares of Class A Common owned by SILLC 2 into 149,768 shares of Class B Common and (y) 34,190 of the shares of Class L Common owned by SILLC 2 into 34,190 shares of Class M Common;

     WHEREAS, pursuant to Section 3(c) of this Agreement, as of immediately after the Closing, SILLC 3 is converting (x) 149,768 of the shares of Class A Common owned by SILLC 3 into

149,768 shares of Class B Common and (y) 34,190 of the shares of Class L Common owned by SILLC 3 into 34,190 shares of Class M Common; and

     WHEREAS, pursuant to Section 3(d) of this Agreement, as of immediately after the Closing, Bain Fund V-B is converting (x) 2,259,082.0045 of the shares of Class B Common owned by Bain Fund V-B into 2,259,082.0045 shares of Class A Common and (y) 230,866.3589 of the shares of Class M Common owned by Bain Fund V-B into 230,866.3589 shares of Class L Common.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

     1. Definitions.
        -----------

     "Class A Common" means the Company's Class A Common Stock, par value $.01
      --------------
per share.

     "Class B Common" means the Company's Class B Common Stock, par value $.01
      --------------
per share.

     "Class L Common" means the Company's Class L Common Stock, par value $.01
      --------------
per share.

     "Class M Common" means the Company's Class M Common Stock, par value $.01
      --------------
per share.

     "Common Stock Conversions" means collectively (i) the Bain Fund V
      ------------------------
Conversion, the Bain Fund V-B Conversion, the BCIP Conversion, the BCIP Trust Conversion and the Zell Conversion (as such terms are defined in the Zell Stock Purchase Agreement) and (ii) the SILLC 1 Conversion, the SILLC 2 Conversion, the SILLC 3 Conversion and the Seller Conversion (as such terms are herein defined).

     "Financial Investors" means collectively Harvard, SILLC 1, SILLC 2 and
      -------------------
SILLC 3.

     "Institutional Investors" means collectively the Financial Investors, Other
      -----------------------
Stockholders and Seller.

     "Management Investors" means collectively Ronald Jones, Jeffrey Claypool,
     ---------------------
David McIlquham, Kenneth Walker, Bruce Barman, Gary Fazio, Douglas Fellmy, Larry Rogers, Richard Sowerby and E. Lee Wyatt.

     "Person" means an individual, a partnership, a corporation, an association,
      ------
a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Registration Rights Agreement" means the Registration Rights Agreement,
      -----------------------------
dated as of December 18, 1997, among the Company, Seller, Other Stockholders and Financial Investors.

     "Regulated Stockholder" shall have the meaning given to such term in the
      ---------------------
Sealy Certificate of Incorporation. As of the date hereof, the Regulated Stockholders are SILLC 1, SILLC 2 and SILLC 3.

     "Sealy Certificate of Incorporation" means the Certificate of Incorporation
      ----------------------------------
of the Company as in effect on the date hereof.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Stockholders Agreement" means the Stockholders Agreement, dated as of
      ----------------------
December 18, 1997, among the Company, Seller, Other Stockholders and Financial Investors.

     2. Purchase and Sale of Purchase Shares.
        ------------------------------------

        (a) Basic Transaction.  At the Closing, subject to the terms and
            -----------------
conditions set forth herein, each Buyer shall purchase from Seller, and Seller shall sell to each Buyer, the number and class of Purchase Shares for the applicable purchase price, in each case, as set forth opposite the name of such Buyer on Exhibit A hereto.
         ---------

        (b) The Closing.  The closing of the transactions contemplated by this
            -----------
Agreement (the "Closing") shall take place at the offices of Kirkland & Ellis,
                -------
153 East 53rd Street, New York, New York 10022 at 11 a.m. local time on the date hereof (the "Closing Date").
             ------------

        (c) Deliveries at the Closing.  At the Closing, (i) Seller will
            -------------------------
deliver to Buyers stock certificates representing the Purchase Shares, endorsed in blank or accompanied by duly executed assignment documents and (ii) each Buyer will deliver to Seller cash payable by wire transfer to an account designated by Buyer in the amount of the total purchase price set forth opposite such Buyer's name on Exhibit A hereto. In addition, at the Closing, each
                     ---------
Management Investor shall execute and deliver to the Company an executive stock agreement, in form and substance acceptable to the Company.

     3. Conversion of Common Stock by SILLC 1, SILLC 2, SILLC 3 and Seller.
        ------------------------------------------------------------------

        (a) As permitted by Section 6 of Part C of Article Four of the Sealy Certificate of Incorporation, SILLC 1 hereby converts (the "SILLC 1 Conversion")
                                                            ------------------
as of immediately after the Closing (x) 149,768 of the shares of Class A Common owned by SILLC 1 into 149,768 shares of Class B Common and (y) 34,190 of the shares of Class L Common owned by SILLC 1 into 34,190 shares of Class M Common.

        (b) As permitted by Section 6 of Part C of Article Four of the Sealy Certificate of Incorporation, SILLC 2 hereby converts (the "SILLC 2 Conversion")
                                                            ------------------
as of immediately after the Closing (x) 149,768 of the shares of Class A Common owned by SILLC 2 into 149,768 shares of

Class B Common and (y) 34,190 of the shares of Class L Common owned by SILLC 2 into 34,190 shares of Class M Common.

          (c) As permitted by Section 6 of Part C of Article Four of the Sealy Certificate of Incorporation, SILLC 3 hereby converts (the "SILLC 3 Conversion")
                                                            ------------------
as of immediately after the Closing (x) 149,768 of the shares of Class A Common owned by SILLC 3 into 149,768 shares of Class B Common and (y) 34,190 of the shares of Class L Common owned by SILLC 3 into 34,190 shares of Class M Common.

          (d) As permitted by Section 6 of Part C of Article Four of the Sealy Certificate of Incorporation, Bain Fund V-B hereby converts (the "Seller
                                                                  ------
Conversion") as of immediately after the Closing (x) 2,259,082.0045 of the
----------
shares of Class B Common owned by Bain Fund V-B into 2,259,082.0045 shares of Class A Common and (y) 230,866.3589 of the shares of Class M Common owned by Bain Fund V-B into 230,866.3589 shares of Class L Common.

          (e) Institutional Investors, Management Investors and the Company hereby acknowledge and consent to each of the Common Stock Conversions. Each Regulated Stockholder hereby waives any and all rights (including any and all rights to receive any notices and to any Deferral Period (as such term is defined in the Sealy Certificate of Incorporation)) that such Regulated Stockholder has under the Sealy Certificate of Incorporation in connection with each of the Common Stock Conversions, including any and all rights arising out of Section 6(vii) of Part C of Article Four of the Sealy Certificate of Incorporation.

     4.   Representations and Warranties of Seller.  Seller hereby represents
          ----------------------------------------
and warrants to each Buyer on behalf of itself that this Agreement constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Seller does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Seller is a party or any judgment, order or decree to which Seller is subject.

     5.   Representations and Warranties of the Financial Investors.  Each
          ---------------------------------------------------------
Financial Investor hereby represents and warrants to the Company, Seller and each other Buyer on behalf of itself that:

          (a) Such Financial Investor is an "accredited investor," as defined under Rule 501 promulgated under the Securities Act.

          (b) This Agreement constitutes the legal, valid and binding obligation of such Financial Investor, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by such Financial Investor does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Financial Investor is a party or any judgment, order or decree to which such Financial Investor is subject.

     6.   Representations and Warranties of the Management Investors.  Each
          ----------------------------------------------------------
Management Investor hereby represents and warrants to the Company, Seller and each other Buyer on behalf of itself that:

          (a) The Purchase Shares to be acquired by such Management Investor pursuant to this Agreement will be acquired for such Management Investor's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act or any applicable state securities laws, and such Purchase Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

          (b) Such Management Investor is an executive officer of the Company or its subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of an investment in the Purchase Shares.

          (c) Such Management Investor is able to bear the economic risk of his investment in the Purchase Shares to be acquired by such Management Investor pursuant to this Agreement for an indefinite period of time because the Purchase Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

          (d) Such Management Investor has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Purchase Shares and has had full access to such other information concerning the Company and its subsidiaries as he has requested.

          (e) This Agreement constitutes the legal, valid and binding obligation of such Management Investor, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by such Management Investor does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Management Investor is a party or any judgment, order or decree to which such Management Investor is subject.

     7.   Further Actions.  In case at any time after the Closing any further
          ---------------
action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 7 below).

     8.   Stockholders Agreement and Registration Rights Agreement.
          --------------------------------------------------------

          (a) Waiver of Tag-Along Rights.  With respect to the purchase and sale
              --------------------------
of Purchase Shares pursuant to this Agreement, each Institutional Investor hereby waives its respective tag-along rights, if any, pursuant to Section 4(d) of the Stockholders Agreement.

          (b) Waiver of Joinder.  The Company and each of the Institutional
              -----------------
Investors, which represents all of the parties to the Stockholders Agreement,
(i) with respect to the sale of Purchase Shares from Seller to the Management Investors at the Closing, hereby waive any and all of the requirements of
Section 4(e)(ii) of the Stockholders Agreement and acknowledge and agree that the Management Investors will not become a party to the Stockholders Agreement,
(ii) with respect to the sale and transfer of Purchase Shares from Seller to the Financial Investors at the Closing, hereby waive any and all of the requirements of Section 4(e)(ii) of the Stockholders Agreement since the Financial Investors are each already a party to the Stockholders Agreement and (iii) with respect to the sale and transfer of shares of Common Stock from Zell to Seller and the Other Stockholders pursuant to the terms of the Zell Stock Purchase Agreement, hereby waive any and all of the requirements of Section 4(e)(ii) of the Stockholders Agreement since Seller and the Other Stockholders are each already a party to the Stockholders Agreement.

          (c) Waiver of Opinion of Counsel.  With respect to the sale of
              ----------------------------
Purchase Shares from Seller to the Financial Investors and the Management Investors at the Closing, the Company and each of the Institutional Investors hereby waive any and all of the requirements of Section 7(b) of the Stockholders Agreement.

          (d) Acknowledgment.  The Institutional Investors and the Company
              --------------
hereby agree that the Purchase Shares acquired pursuant to the consummation of the transactions contemplated hereby by:

              (i) Harvard shall be deemed (x) "Harvard Shares" and "Stockholder Shares" for all purposes of the Stockholder Agreement and (y) "Harvard Registrable Securities" and "Registrable Securities" for all purposes of the Registration Rights Agreement; and

              (ii) SILLC 1, SILLC 2 and SILLC 3 shall be deemed (x) "SILLC Shares" and "Stockholder Shares" for all purposes of the Stockholders Agreement and (y) "SILLC Registrable Securities" and "Registrable Securities" for all purposes of the Registration Rights Agreement.

The Institutional Investors and the Company hereby agree that the shares of Common Stock acquired by Bain Fund V, Bain Fund V-B, BCIP, BCIP Trust and Randolph pursuant to the Zell Stock Purchase Agreement (other than the Purchase Shares sold by Bain Fund V-B pursuant to this Agreement) (such shares, the "Zell
                                                                            ----
Purchase Shares") shall be deemed (x) "Bain Shares" and "Stockholder Shares" for
---------------
all purposes of the Stockholders Agreement and (y) "Bain Funds Registrable Securities" and "Registrable Securities" for all purposes of the Registration Rights Agreement. The Parties hereto agree that, after the Closing, (x) none of the Purchase Shares or the Zell Purchase Shares shall be deemed to be "Zell Shares" for purposes of the Stockholders Agreement and (y) none of the Purchase Shares or the Zell Purchase Shares shall be deemed to be "Zell Registrable Securities" for purposes of the Registration Rights Agreement. The Parties hereto agree that, notwithstanding anything contained in the Registration Rights Agreement, including

Section 11(d) thereof, or in the Stockholders Agreement to the contrary, the Management Investors shall not acquire or otherwise obtain any rights under the Registration Rights Agreement or the Stockholders Agreement as a result of the consummation of the transactions contemplated hereby or as a result of the ownership by any Management Investor of any Purchase Shares. Accordingly, each Management Investor hereby irrevocably waives any and all rights from the Registration Rights Agreement and the Stockholders Agreement that such Management Investor may otherwise obtain as a result of the consummation of the transactions contemplated hereby or as a result of the ownership by any Management Investor of any Purchase Shares.

     9.   Assignment of Rights under the Zell Stock Purchase Agreement.  Seller
          ------------------------------------------------------------
hereby assigns to each Buyer a pro rata share of Seller's rights under the Zell Stock Purchase Agreement based on the number of Bain Fund V-B Purchase Shares which such Buyer is purchasing from Seller pursuant to the terms of this Agreement. Seller and the Company hereby consent to such assignment.

     10.  Miscellaneous.
          -------------

          (a) No Third-Party Beneficiaries.  This Agreement shall not confer any
              ----------------------------
rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

          (b) Entire Agreement.  This Agreement (including the documents
              ----------------
referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

          (c) Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          (d) Headings.  The section headings contained in this Agreement are
              --------
inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (e) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          (f) Amendments and Waivers.  No amendment of any provision of this
              ----------------------
Agreement shall be valid unless the same shall be in writing and signed by Buyers and Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          (g) Severability.  Any term or provision of this Agreement that is
              ------------
invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          (h) Expenses.  Each of the Parties will bear its own costs and
              --------
expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby, except that the fees and expenses of Kirkland & Ellis shall be paid by the Company.

          (i) Press Releases and Public Announcements.  No Party shall issue any
              ---------------------------------------
press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of Seller and the Company; provided, however, that the Company may make any public disclosure it believes
-----------------
in good faith is required by any agreement which relates to its or its subsidiaries publicly-traded securities or is required by applicable law.

          (j) Succession and Assignment.  This Agreement shall be binding upon
              -------------------------
and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of Seller and the Company.

          (k) Construction.  The Parties have participated jointly in the
              ------------
negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                    SEALY CORPORATION


                                    By: ____________________________________
                                        Name:
                                        Title:

                                    BAIN CAPITAL FUND V, L.P.

                                    By:  Bain Capital Partners V, L.P.,
                                         its General Partner

                                    By:  Bain Capital Investors V, Inc.,
                                         its General Partner


                                    By: ____________________________________
                                        Name:
                                        Title:

                                    BAIN CAPITAL FUND V-B, L.P.

                                    By:  Bain Capital Partners V, L.P.,
                                         its General Partner

                                    By:  Bain Capital Investors V, Inc.,
                                         its General Partner


                                    By: ____________________________________
                                        Name:
                                        Title:

                                    BCIP ASSOCIATES


                                    By: ____________________________________
                                        A General Partner

        [CONTINUATION OF SIGNATURES FOR THIS STOCK PURCHASE AGREEMENT]


                                    BCIP TRUST ASSOCIATES, L.P.


                                    By: ___________________________________
                                        A General Partner

                                    HARVARD PRIVATE CAPITAL HOLDINGS, INC.


                                    By: ___________________________________
                                        Name:
                                        Title:


                                    By: ___________________________________
                                        Name:
                                        Title:

                                    SEALY INVESTORS 1, LLC

                                    By:  Bain Capital Partners V, L.P.,
                                         its Administrative Member

                                    By:  Bain Capital Investors V, Inc.,
                                         its General Partner


                                    By: ___________________________________
                                        Name:
                                        Title:

                                    SEALY INVESTORS 2, LLC

                                    By:  Bain Capital Partners V, L.P.,
                                         its Administrative Member

                                    By:  Bain Capital Investors V, Inc.,
                                         its General Partner


                                    By: ___________________________________
                                        Name:
                                        Title:

        [CONTINUATION OF SIGNATURES FOR THIS STOCK PURCHASE AGREEMENT]


                                      SEALY INVESTORS 3, LLC

                                      By:  Bain Capital Partners V, L.P.,
                                           its Administrative Member

                                      By:  Bain Capital Investors V, Inc.,
                                           its General Partner


                                      By: ___________________________________
                                          Name:
                                          Title:

                                      RANDOLPH STREET PARTNERS II


                                      By: ___________________________________
                                          A General Partner

        [CONTINUATION OF SIGNATURES FOR THIS STOCK PURCHASE AGREEMENT]

                                       MANAGEMENT INVESTORS:


                                       ____________________________________
                                       Ronald Jones


                                       ____________________________________
                                       Jeffrey Claypool


                                       ____________________________________
                                       David McIlquham


                                       ____________________________________
                                       Kenneth Walker


                                       ____________________________________
                                       Bruce Barman


                                       ____________________________________
                                       Gary Fazio


                                       ____________________________________
                                       Douglas Fellmy


                                       ____________________________________
                                       Larry Rogers


                                       ____________________________________
                                       Richard Sowerby


                                       ____________________________________
                                       E. Lee Wyatt